UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 25, 2006
                                                --------------------------------

                              GSAMP Trust 2006-HE5
                     --------------------------------------
                         (Exact name of issuing entity)

                          GS Mortgage Securities Corp.
            --------------------------------------------------------
              (Exact name of depositor as specified in its charter)

                         Goldman Sachs Mortgage Company
            --------------------------------------------------------
               (Exact name of sponsor as specified in its charter)

          Delaware               333-132809-23                   13-3387389
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(State or other jurisdiction      (Commission                   (IRS Employer
      of incorporation            File Number                 Identification No.
        of depositor)          of issuing entity)              of depositor)

85 Broad Street, New York, New York                                10004
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(Address of principal executive offices of depositor)            (Zip Code)

Depositor's telephone number, including area code      (212) 902-1000
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On August 25, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance of the GSAMP Trust 2006-HE5 Mortgage Pass-Through Certificates, Series 2006-HE5 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Litton Loan Servicing LP, as a servicer, Avelo Mortgage, L.L.C., as a servicer, Select Portfolio Servicing, Inc., as a servicer, Wells Fargo Bank, N.A., as securities administrator and as master servicer, J.P. Morgan Trust Company, National Association, as a custodian, U.S. Bank National Association, as a custodian, Deutsche Bank National Trust Company, as a custodian and LaSalle Bank National Association, as trustee. The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2,
Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class R, Class RC and Class RX Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $995,790,200, were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of August 23, 2006, by and between the Company and the Underwriter.

      The Class B-1, Class B-2, Class X and Class P Certificates were sold by the Depositor to Goldman, Sachs & Co. in a transaction exempt from registration under the Securities Act of 1933 (the "Act") pursuant to Section 4(2) under the Act. The net proceeds from the sale of these certificates were applied by the Depositor toward the purchase of the mortgage loans constituting the pool assets.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and
            Exhibits.

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of August 23, 2006, by and between GS Mortgage Securities Corp., as depositor and Goldman, Sachs & Co., as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of August 1, 2006, by and among GS Mortgage Securities Corp., as depositor, Litton Loan Servicing LP, as a servicer, Avelo Mortgage, L.L.C., as a servicer, Select Portfolio Servicing, Inc., as a servicer, Wells Fargo Bank, N.A., as securities administrator and as master servicer, J.P. Morgan Trust Company, National Association, as a custodian, U.S. Bank National Association, as a custodian, Deutsche Bank National Trust Company, as a custodian and LaSalle Bank National Association, as trustee.

Exhibit 10.1 Representations and Warranties Agreement, dated as of August 25, 2006, by and between Goldman Sachs Mortgage Company and GS Mortgage Securities Corp. (included as Exhibit S to
                    Exhibit 4).

Exhibit 10.2 ISDA Master Agreement, dated as of August 25, 2006, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap and cap provider, and Wells Fargo Bank, N.A., the securities administrator (included as Exhibit X to Exhibit 4).

Exhibit 10.3 Schedule to the Master Agreement, dated as of August 25, 2006, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap and cap provider, and Wells Fargo Bank, N.A., the securities administrator (included as Exhibit X to Exhibit 4).

Exhibit 10.4 Confirmation, dated as of August 8, 2006, by and among Goldman Sachs Capital Markets, L.P., Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, Goldman Sachs Mortgage Company, L.P., and Wells Fargo Bank, N.A., the securities administrator (included as Exhibit X to Exhibit 4).

Exhibit 10.5 Confirmation, dated as of August 9, 2006, by and among Goldman Sachs Capital Markets, L.P., Goldman Sachs Mitsui Marine Derivatives Products, L.P., the cap provider, Goldman Sachs Mortgage Company, L.P., and Wells Fargo Bank, N.A., the securities administrator (included as Exhibit X to Exhibit 4).

Exhibit 10.6 Assignment, Assumption and Recognition Agreement, dated as of August 25, 2006, by and between Goldman Sachs Mortgage Company, Aames Capital Corporation and GS Mortgage Securities Corp. (included as Exhibit Y to Exhibit 4).

Exhibit 10.7 Flow Mortgage Loan Purchase and Warranties Agreement, dated as of April 1, 2006, between Aames Capital Corporation and Goldman Sachs Mortgage Company (included as Exhibit Y to
                    Exhibit 4).

Exhibit 10.8 Assignment, Assumption and Recognition Agreement, dated as of August 25, 2006, by and between Goldman Sachs Mortgage Company, The CIT Group/Consumer Finance, The CIT Group/Consumer Finance (NY), The CIT Group/Consumer Finance
                    (TN) and GS Mortgage Securities Corp. (included as Exhibit Z to Exhibit 4).

Exhibit 10.9 Flow Mortgage Loan Purchase and Warranties Agreement and Interim Servicing Agreement, dated as of May 1, 2006, between The CIT Group/Consumer Finance, The CIT Group/Consumer Finance

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

                    (NY) and The CIT Group/Consumer Finance (TN) and Goldman Sachs Mortgage Company (included as Exhibit Z to Exhibit 4).

Exhibit 10.10        Assignment, Assumption and Recognition Agreement, dated as of August 25, 2006, by and between Goldman Sachs Mortgage Company, First Horizon Home Loan Corporation and GS Mortgage Securities Corp. (included as Exhibit AA to Exhibit 4).

Exhibit 10.11 Flow Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, between First Horizon Home Loan Corporation and Goldman Sachs Mortgage Company (included as Exhibit AA to Exhibit 4).

Exhibit 10.12 Assignment, Assumption and Recognition Agreement, dated as of August 25, 2006, by and between Goldman Sachs Mortgage Company, Mortgage Lenders Network USA, Inc. and GS Mortgage Securities Corp. (included as Exhibit BB to Exhibit 4).

Exhibit 10.13 Flow Mortgage Loan Purchase and Warranties Agreement, dated as of July 1, 2006, between Mortgage Lenders Network USA, Inc. and Goldman Sachs Mortgage Company (included as Exhibit BB to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 12, 2006                 GS MORTGAGE SECURITIES CORP.

                                          By: /s/ Michelle Gill
                                             -----------------------------------
                                          Name: Michelle Gill
                                          Title: Vice President

                              INDEX TO EXHIBITS

Item 601(a) of                                                      Paper (P) or
Regulation S-K                                                      Electronic
Exhibit No.                   Description                              (E)
-----------                   -----------                           ------------
     1                        Underwriting Agreement, dated as of         (E)
                              August 23, 2006, by and between GS
                              Mortgage Securities Corp., as
                              depositor and Goldman, Sachs & Co.,
                              as underwriter.

     4                        Pooling and Servicing Agreement,            (E)
                              dated as of August 1, 2006, by and
                              among GS Mortgage Securities Corp.,
                              as depositor, Litton Loan Servicing
                              LP, as a servicer, Avelo Mortgage,
                              L.L.C., as a servicer, Select
                              Portfolio Servicing, Inc., as a
                              servicer, Wells Fargo Bank, N.A., as
                              securities administrator and as
                              master servicer, J.P. Morgan Trust
                              Company, National Association, as a
                              custodian, U.S. Bank National
                              Association, as a custodian, Deutsche
                              Bank National Trust Company, as a
                              custodian and LaSalle Bank National
                              Association, as trustee.

    10.1                      Representations and Warranties              (E)
                              Agreement, dated as of August 25,
                              2006, by and between Goldman Sachs
                              Mortgage Company and GS Mortgage
                              Securities Corp. (included as Exhibit
                              S to Exhibit 4).

    10.2                      ISDA Master Agreement, dated as of          (E)
                              August 25, 2006, by and between
                              Goldman Sachs Mitsui Marine
                              Derivatives Products, L.P., the swap
                              and cap provider, and Wells Fargo
                              Bank, N.A., the securities administrator
                              (included as Exhibit X to Exhibit 4).

    10.3                      Schedule to the Master Agreement,           (E)
                              dated as of August 25, 2006, by and
                              between Goldman Sachs Mitsui Marine
                              Derivatives Products, L.P., the swap
                              and cap provider, and Wells Fargo
                              Bank, N.A., the securities administrator
                              (included as Exhibit X to Exhibit 4).

    10.4                      Confirmation, dated as of August 8,         (E)
                              2006, by and among Goldman Sachs
                              Capital Markets, L.P., Goldman Sachs
                              Mitsui Marine Derivatives Products,
                              L.P., the swap provider, Goldman
                              Sachs Mortgage Company, L.P., and
                              Wells Fargo Bank, N.A., the
                              securities administrator (included as

                              Exhibit X to Exhibit 4).

    10.5                      Confirmation, dated as of August 9,         (E)
                              2006, by and among Goldman Sachs
                              Capital Markets, L.P., Goldman Sachs
                              Mitsui Marine Derivatives Products,
                              L.P., the cap provider, Goldman
                              Sachs Mortgage Company, L.P., and
                              Wells Fargo Bank, N.A., the
                              securities administrator (included as
                              Exhibit X to Exhibit 4).

    10.6                      Assignment, Assumption and                  (E)
                              Recognition Agreement, dated as of
                              August 25, 2006, by and between
                              Goldman Sachs Mortgage Company, Aames
                              Capital Corporation and GS Mortgage
                              Securities Corp. (included as Exhibit
                              Y to Exhibit 4).

    10.7                      Flow Mortgage Loan Purchase and             (E)
                              Warranties Agreement, dated as of
                              April 1, 2006, between Aames Capital
                              Corporation and Goldman Sachs
                              Mortgage Company (included as Exhibit
                              Y to Exhibit 4).

    10.8                      Assignment, Assumption and                  (E)
                              Recognition Agreement, dated as of
                              August 25, 2006, by and between
                              Goldman Sachs Mortgage Company, The
                              CIT Group/Consumer Finance, The CIT
                              Group/Consumer Finance (NY), The CIT
                              Group/Consumer Finance (TN) and GS
                              Mortgage Securities Corp. (included
                              as Exhibit Z to Exhibit 4).

    10.9                      Flow Mortgage Loan Purchase and             (E)
                              Warranties Agreement and Interim
                              Servicing Agreement, dated as of May
                              1, 2006, between The CIT
                              Group/Consumer Finance, The CIT
                              Group/Consumer Finance (NY) and The
                              CIT Group/Consumer Finance (TN) and
                              Goldman Sachs Mortgage Company
                              (included as Exhibit Z to Exhibit 4).

    10.10                      Assignment, Assumption and                  (E)
                              Recognition Agreement, dated as of
                              August 25, 2006, by and between
                              Goldman Sachs Mortgage Company, First
                              Horizon Home Loan Corporation and GS
                              Mortgage Securities Corp. (included
                              as Exhibit AA to Exhibit 4).

    10.11                     Flow Mortgage Loan Purchase and             (E)
                              Warranties Agreement, dated as of May
                              1, 2005, between First Horizon Home
                              Loan Corporation and Goldman Sachs
                              Mortgage Company (included as Exhibit
                              AA to Exhibit 4).

    10.12                     Assignment, Assumption and                  (E)
                              Recognition Agreement, dated as of
                              August 25, 2006, by and between
                              Goldman Sachs Mortgage Company,
                              Mortgage Lenders Network USA, Inc.
                              and GS Mortgage Securities Corp.
                              (included as Exhibit BB
                              to Exhibit 4).Securities Corp.
                              (included as Exhibit BB to Exhibit 4).

    10.13                     Flow Mortgage Loan Purchase and             (E)
                              Warranties Agreement, dated as of
                              July 1, 2005, between Mortgage
                              Lenders Network USA, Inc. and Goldman
                              Sachs Mortgage Company (included as
                              Exhibit BB to Exhibit 4).

                                       8